THE GNMA FUND INVESTMENT
                          ACCUMULATION PROGRAM, INC.








                                     LOGO



















                                ANNUAL REPORT
                              DECEMBER 31, 1995

      Comparison of the Change in Value of a $10,000 Investment in the
              GNMA Fund Investment Accumulation Program and the
                   Salomon Brothers 30 Year GNMA Index

A comparison chart is included here with points plotted comparing changes in value for Salomon Brothers 30 Year GNMA Index with that of a $10,000 investment in The GNMA Fund Investment Accumulation Program, as follows:


Salomon
Brothers
30 Year
GNMA       $10,000  $11,200  $11,400  $12,600  $15,000  $16,000  $18,000  $20,000  $22,000  $20,000  $25,114

GIAP        10,000   11,000   11,200   12,400   14,800   15,800   17,500   18,000   20,000   18,800   22,814
           -------------------------------------------------------------------------------------------------
             1985     1986     1987     1988     1989     1990     1991     1992     1993     1994     1995
                                                    Year End


                Average Annual Total Return for Periods ending 12/31/95

1 year ended                    17.54%
5 years ended                    8.02%
10 years ended                   8.59%


The Program is not managed and past performance is no guarantee of future results.

To Our Shareholders:

     We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1995.

     During the year, the Program generated net investment income of 6.92% as a percentage of average net assets and paid dividends of $1.42 per share. The Program's per share net asset value rose from $19.24 to $21.10, reflecting the generally favorable pattern of the market during the year of 1995. Total Investment Return for the GNMA Fund Investment Accumulation Program, Inc. for the year was 17.54%, based on the change in per share net asset value, and assuming reinvestment of dividends.

     During the year, interest rates on 30 year Treasury securities decreased from 7.89% in early January to 6.01% at the end of December. Correspondingly, GNMA current coupons dropped from 8.50% and 9.00% at the beginning of the year to 6.5% and 7.00% at the end of December. Principal pay downs of the GNMA pools held in the Program were low throughout the year, averaging $1.3 million during the first half of the year, followed by slightly over $2 million during the second half of the year. Purchases of shares averaged $3.4 million per month and redemptions averaged $3.7 million per month.

     The Transaction Agency Agreement provides for the purchase of Short Term Treasury Bills with uninvested cash. Accordingly, cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were so invested. This action contributed $42,375 of income to the Program.

     This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

     Thank you for including Defined Asset Funds and The GNMA Fund Investment Accumulation Program, Inc. among your investment portfolio.



Officers and Directors                                         Sincerely,
----------------------
Michael J. Perini-President and Director
Leonard I. Shankman-Director
Robert A. Kavesh-Director
Philip G. Milot-Vice President
Teresa A. Koncick-Secretary
Gerard J. Fenerty-Treasurer                                    Michael J. Perini
                                                               President

Custodian and Transfer Agent
----------------------------
The Bank of New York
P.O. Box 974 Wall Street Station
New York, N.Y. 10268-0974

-------------------------------------------------------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------------------

                                                 INTEREST     RANGE OF                                              VALUE
           SECURITY DESCRIPTION                    RATE      MATURITIES          FACE AMOUNT*       COST*          (NOTE 1A)
           --------------------                   -------    ----------          ------------       -----          ---------
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         6.50%   05/15/23-11/15/23   $   24,912,495  $   25,224,732  $   24,741,222
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.00    03/15/22-03/15/24       69,494,783      70,296,993      70,385,151
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.50    02/15/22-12/15/25       41,588,204      42,030,023      42,809,858
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.00    04/15/21-05/15/24       17,077,227      17,190,203      17,803,009
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.50    06/15/16-05/15/25       19,424,920      19,673,303      20,408,306
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.00    04/15/16-10/15/21       10,633,533      10,666,672      11,274,862
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.50    10/15/09-11/15/20       11,677,276      11,703,339      12,542,118
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        10.00    10/15/15-06/15/18        7,196,815       7,221,739       7,911,998
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        11.50    04/15/13-12/15/15        3,406,115       3,333,230       3,891,487
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        12.00    02/15/13-11/15/15        1,699,288       1,713,939       1,961,083
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        12.50        04/15/13                15,278          15,521          17,823
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.00        04/15/13                49,790          51,097          58,472
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.50        05/15/11                26,230          24,478          30,902
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        14.50        04/15/13                19,980          20,799          23,639
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        15.00        06/15/13               180,577         189,662         213,871
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        16.00    12/15/11-04/15/12          341,797         356,057         405,671
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        17.00    10/15/11-01/15/12        1,091,558       1,155,875       1,298,272
                                                                               --------------  --------------  --------------
Total Investments--98%.......................................................  $  208,835,866  $  210,867,662  **$215,777,744
                                                                               ==============  ==============
Other Assets in Excess of Liabilities--2%....................................................................       4,419,900
                                                                                                                    ---------
Net Assets--Equivalent to $21.10 net asset value per share on 10,435,330 shares of capital stock
outstanding--100%............................................................................................    $220,197,644
                                                                                                               ==============


 * Original face amounts and related costs are reduced by principal payment pass-throughs.
** Aggregate cost for Federal tax purposes was $210,867,662.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Identified Cost $210,867,662) (Note 1a)................................       $215,777,744
  Cash.........................................................................................          3,316,637
  Interest Receivable..........................................................................          1,357,015
  Other........................................................................................              1,082
                                                                                                    --------------
     Total Assets..............................................................................        220,452,478
                                                                                                    --------------
LIABILITIES:
  Accounts Payable and Accrued Expenses........................................................            137,958
  Payable for Capital Stock Reacquired.........................................................             79,785
  Payable to Administrators (Note 2)...........................................................             37,091
                                                                                                    --------------
     Total Liabilities.........................................................................            254,834
                                                                                                    --------------
NET ASSETS (Equivalent to $21.10 net asset value per share on 10,435,330
     shares of capital stock outstanding) (Note 4).............................................       $220,197,644
                                                                                                    ==============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
INCOME:
  Interest Income and Premium Amortization (Note 1c)..........................                       $ 16,035,752

EXPENSES:
  Custodian, Transfer and Dividend Disbursing Agent Fees......................     $    553,913
  Administration Fee (Note 2).................................................          427,683
  Printing and Mailing........................................................          178,372
  Professional Fees...........................................................           61,757
  Other.......................................................................           15,513
  Directors' Fees & Expenses..................................................            9,000         1,246,238
                                                                                   ------------     -------------
     Net Investment Income....................................................                         14,789,514

UNREALIZED GAIN ON INVESTMENTS:
  Unrealized Appreciation (Depreciation) of Investments:
     Beginning of Year........................................................      (14,753,486)
     End of Year..............................................................        4,910,082
                                                                                   ------------
  Increase in Unrealized Appreciation.........................................                         19,663,568
                                                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                        $34,453,082
                                                                                                    =============

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                             -----------------------------------
                                                                                   1995                  1994
                                                                             -------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
Net Investment Income..................................................      $  14,789,514       $    15,240,068
Net Equalization (Credits) included in the Price of Capital Stock Sold
  and Reacquired (Note 1d).............................................           (128,760)             (111,761)
Increase in Unrealized Appreciation/(Depreciation) of Investments......         19,663,568           (22,874,888)
                                                                             -------------       ----------------

Net Increase/(Decrease) in Net Assets Derived from Operations..........         34,324,322            (7,746,581)
                                                                             -------------       ----------------

Dividends to Shareholders (Note 5).....................................        (14,708,106)          (15,165,651)
                                                                             -------------       ----------------

Capital Share Transactions (Exclusive of Net Equalization Debits
  Allocated to Undistributed Net Investment Income) (Note 4):
Net Proceeds from Sale of Capital Stock................................         27,435,407            48,135,347
Net Asset Value of Shares Issued to Shareholders in Reinvestment of
  Dividends............................................................         13,695,215            14,290,406
                                                                             -------------       ----------------
                                                                                41,130,622            62,425,753
Cost of Capital Stock Reacquired.......................................        (44,581,192)          (57,974,709)
                                                                             -------------       ----------------
Increase/(Decrease) in Net Assets from Capital Stock Transactions......         (3,450,570)            4,451,044
                                                                             -------------       ----------------
Total Increase/(Decrease) in Net Assets................................         16,165,646           (18,461,188)

NET ASSETS:
Beginning of Year......................................................        204,031,998           222,493,186
                                                                             -------------       ----------------
End of Year (including undistributed net investment income of $835,494 in 1995 and $877,526 in 1994 and accumulated realized capital losses
  of $88,774 in 1995 and $254,586 in 1994).............................      $ 220,197,644       $   204,031,998
                                                                             =============       ================

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                       1995           1994          1993          1992          1991
                                                     ---------     ---------     ---------     ---------     ---------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT EACH YEAR:
Net Asset Value, Beginning of Year..............     $   19.24     $   21.39     $   21.66     $   22.00     $   21.00
                                                     ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
---------------------------------
Net Investment Income...........................          1.41          1.43          1.53          1.72          1.83
Net Realized and Unrealized Gain (Loss) on
  Investments...................................          1.87         (2.14)        (0.20)        (0.34)         1.02
                                                     ---------     ---------     ---------     ---------     ---------
  Total From Investment Operations..............          3.28         (0.71)         1.33          1.38          2.85
                                                     ---------     ---------     ---------     ---------     ---------
Dividend Distributions from Net Investment
  Income........................................         (1.42)        (1.44)        (1.60)        (1.72)        (1.85)
                                                     ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year....................     $   21.10     $   19.24     $   21.39     $   21.66     $   22.00
                                                     =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN.........................         17.54%        (3.36%)        6.32%         6.58%        14.27%
                                                     =========     =========     =========     =========     =========
SIGNIFICANT RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)..........     $ 220,198     $ 204,032     $ 222,493     $ 174,838     $ 169,889
                                                     =========     =========     =========     =========     =========
Operating Expenses to Average Net Assets........          0.58%         0.59%         0.62%         0.67%         0.65%
                                                     =========     =========     =========     =========     =========
Net Investment Income to Average Net Assets.....          6.92%         7.12%         7.00%         7.90%         8.57%
                                                     =========     =========     =========     =========     =========
Portfolio Turnover Rate.........................             0%            0%            0%            0%            0%
                                                     =========     =========     =========     =========     =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The GNMA Fund Investment Accumulation Program, Inc. (the 'Program') was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as an open-end management company.

The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income including amortization of discount less premium amortization is recorded as earned. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as 'Equalization' by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.

(e) Prepaid registration fees are charged to expense as the related shares are issued or over the period of registration, whichever is applicable.

2. ADMINISTRATION AGREEMENT

The Program has entered into an Administration Agreement with Merrill Lynch, Pierce, Fenner & Smith, Incorporated ('MLPF&S'), Prudential Securities Inc., Dean Witter Reynolds, Inc. and Smith Barney Inc. (the 'Administrators'), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1 1/2% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

Certain officers and/or directors of the Program are officers and/or directors of MLPF&S.

3. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1995 purchases, excluding short-term securities, totalled $16,722,000. There were no sales of securities.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

4. CAPITAL SHARES

The Articles of Incorporation authorize the Program to issue 25,000,000 shares of a single class. At December 31, 1995, paid-in capital amounted to $214,540,842. Transactions in shares were as follo

                                                            YEAR ENDED
                                                            DECEMBER 31,
                                                     ---------------------------
                                                           1995            1994
                                                     ----------      -----------
Shares sold.......................................    1,353,002       2,393,786
Shares issued to shareholders in reinvestment
  of dividends....................................      675,903         719,539
                                                     ----------      ----------
Total.............................................    2,028,905       3,113,325
Shares reacquired.................................   (2,198,182)     (2,912,779)
                                                     ----------      ----------
Net increase (decrease)...........................     (169,277)        200,546
                                                     ==========      ==========

5. DIVIDENDS AND DISTRIBUTIONS

The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually. At December 31, 1995, the Program had a capital loss carryforward of approximately $89,000 ($1,000 expiring in 1996, $4,000 in 1997, $19,000 in
1998, $9,000 in 1999 and $56,000 in 2000), which will be available to offset a like amount of future taxable gains.

6. CASH OVERDRAFT

Under the terms of an agreement between the Program Agent ('Agent') and the Program, overdrafts by the Program are deemed to be loans by the Agent payable on demand and bearing interest at the GNMA Repurchase Agreement Rate. Such overdrafts are secured by a lien on the Program's property in the Agent's possession or control.

The Program did not have any overdrafts during the year ended December 31, 1995.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1996